           (R)
   The First Australia
   Prime Income
   Fund, Inc.
-------------------------------------------------------------------
   Semi-Annual Report
   April 30, 1997


              Highlights

- The Fund's share price return was 16.3% over the past twelve months (assuming reinvestment of dividends and distributions)

- 97% of the Fund's investments rated AAA/AA

- Cash distribution rate of 9.3% over the twelve months to April 30, 1997

                             LETTER TO SHAREHOLDERS
                                                                   June 12, 1997
Dear Shareholder,

   We are pleased to present this Semi-Annual Report which covers the activities of The First Australia Prime Income Fund, Inc. for the six months ended April 30, 1997. Included in this report is a review of the Australian and New Zealand economies and investment markets, along with an overview of the Fund's investments, prepared by the Investment Manager, EquitiLink International Management Limited.

Investment Performance

   Weakness in the Australian dollar against the US dollar and modest performance by the Australian fixed income market led to a Net Asset Value (NAV) decline of 0.1% for the six months to April 30, 1997, assuming reinvestment of dividends and distributions. For the year to April 30, 1997, the Fund's NAV increased by 7.8%, again assuming reinvestment of dividends and distributions. The Fund's share price return was 6.2% over the past six months and 16.3% over the past twelve months to April 30, 1997, assuming reinvestment of dividends and distributions.

Distributions
   Distributions over the past twelve months totalled US$0.84 per share. Based upon the share price of US$9.0625 at April 30, 1997, the cash distribution rate over the twelve months to April 30, 1997 was 9.3%. Since all distributions are paid after the deduction of Australian and New Zealand withholding taxes, the effective yield is higher for those US investors who are able to claim a tax credit.

Investment Markets
   The Australian fixed income market performed strongly through to December, supported by a further cut in official interest rates. However, the market subsequently weakened on signs of stronger Australian economic growth and weakness in the US fixed income market. Over the six months to April, ten year government bond rates rose from 7.35% to 7.83%, but 90 day bank bill rates fell from 6.53% to 5.91%. The New Zealand fixed income market also weakened over the six months to April. Ten year government bond rates rose from 7.29% to 7.85%. The Investment Manager anticipated this weakness and reduced exposure to New Zealand over this period.

   Prospects for the Australian fixed income market remain positive. This reflects a low inflation outlook and an improving Federal budget position. In addition, Australian bond rates remain higher than those available in the United States.

   Over the six months to the end of April, the Australian dollar depreciated by 1.4% against the US dollar to US$0.7816. The most significant factors affecting currency were changing perceptions about the strength of commodity prices and the future direction of interest rates. As of the date of this report, the Australian dollar was trading at US$0.7513

                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
   If you have not yet done so, we invite you to consider joining the Fund's Dividend Reinvestment and Cash Purchase Plan to automatically reinvest your dividends in shares of the Fund's common stock.

Advantages of participation in the Plan include:
   - Lower costs--You will build holdings in the Fund automatically, at reduced or no brokerage cost.
   - Convenience--You will receive a detailed account statement from State Street Bank, your Plan Agent, showing total distributions, date of investment, shares acquired and price per share, as well as the total shares of record held by you and by the Plan Agent on your behalf.
   - Safety--As long as you participate in the Plan, State Street Bank, as your Plan Agent, will hold the shares it has acquired for you in safekeeping, in non-certificated form. This convenience provides added protection against loss, theft or inadvertent destruction of certificates.

   The following chart shows that shareholders who invested US$10,000 on April 30, 1992 and have taken advantage of the Dividend Reinvestment Plan, have achieved an outstanding compounded return.

                                (CHART)

How to Participate
   A brochure containing information and an authorization form can be obtained by contacting State Street Bank and Trust Company, PO Box 8200, Boston, MA 02266-8200, or by telephone at 1-800-451-6788.

   If you wish to participate and your shares are held in your own name, simply complete and mail the enrollment form in the back of the brochure or call State Street Bank and Trust Company at the toll-free number and enroll by telephone. If your shares are held in the name of a brokerage firm, bank or other nominee, you should instruct your nominee to participate on your behalf. If your nominee is unable to participate on your behalf, you should request it to re-register your shares in your own name which will enable you to participate in the Plan.

Toll Free Information

   Information on The First Australia Prime Income Fund, Inc. is available on a recorded message from a toll-free number in the United States. The message includes weekly updates of share price, NAV, and details of recent distributions and announcements by the Directors. The number is 1-800-323-9995 (outside New
York) and is toll-free for calls made from within the United States.

Sincerely,
Laurence S. Freedman
                                                    Brian M. Sherman
Chairman                                            President

                        REPORT OF THE INVESTMENT MANAGER

PERFORMANCE

Distributions
   During the twelve months to April 30, 1997, the Fund paid a total of US$0.84 per share in distributions, consisting of twelve monthly payments of US 7 cents per share. The Board's policy is to facilitate payment of a stable monthly distribution out of current income supplemented, if required, by any realized capital gains. The current monthly distribution of US 7 cents per share was reviewed in June by the Board and remains unchanged. The next dividend review is scheduled for the meeting of the Board of Directors to be held in September 1997.

   Based upon the April 30, 1997 share price of US$9.0625, and total distributions paid over the past twelve months, the shares provided an annual cash distribution rate of 9.3%. All distributions are paid after the deduction of Australian and New Zealand withholding taxes.

Net Asset Value (NAV) Performance
   The Net Asset Value (NAV) per share of the Fund at April 30, 1997 was US$9.47. Assuming reinvestment of dividends and distributions, NAV decreased by 0.1% over the six months and increased by 7.8% over the past twelve months to April 30, 1997. At the date of this report, the NAV per share was US$9.35.

Share Price Performance
   At April 30, 1997 the share price was US$9.0625, representing a 4.3% discount to NAV. At the date of this report, the share price closed at US$9.25, representing a 1.1% discount to the NAV. The Fund's total investment return based on share price, assuming reinvestment of dividends and distributions, was 6.2% for the six months and 16.3% for the past twelve months ended April 30, 1997.

Auction Market Preferred Stock (AMPS)

   The Fund's AMPS continue to be well bid with an average interest rate over the quarter of 5.21%, compared with 5.53% for 30-day US Commercial Paper.

Quality of Investments
   The Fund has maintained a high credit quality. At April 30, 1997, 97% of the Fund's investments were in securities where either the issue or the issuer was rated 'Aa' or better by Moody's Investors Service, Inc. or 'AA' or better by Standard & Poors or, if unrated, were judged to be of equal quality by the Investment Manager. The remaining 3% of the Fund was invested in securities where either the issue or the issuer was rated 'A.' The table below shows the ratings of securities held by the Fund as of April 30, 1997.

Ratings         Australia & New Zealand          U.S.
------------------------------------------------------
  AAA                       71%                   100 %
   AA                       26%                  --
   A                         3%                  --
------------------------------------------------------
 Total                     100%                   100 %
------------------------------------------------------

Portfolio Composition
   The following table displays the geographic composition of the Fund's investment portfolio over the twelve months to April 30, 1997.

                                                                 United
      Date                Australia          New Zealand         States
------------------------------------------------------------------------
April 30, 1997                98%                  1%               1%
January 31, 1997              95%                  5%              --
October 31, 1996              94%                  5%               1%
July 31, 1996                 97%                  2%               1%
April 30, 1996                96%                  3%               1%
------------------------------------------------------------------------

   The Fund's exposure to longer dated bonds was reduced slightly over the quarter. The following table shows the maturity composition of the Fund's investments.

--------------------------------------------------------------------------------------------
                         Under            1 year to            6 years to          9 years
      Date               1 year            6 years              9 years            and over
--------------------------------------------------------------------------------------------
April 30, 1997              8%                52%                  20%                20%
January 31, 1997           11%                53%                  18%                18%
October 31, 1996            9%                45%                  24%                22%
July 31, 1996               9%                43%                  27%                21%
April 30, 1996             15%                43%                  20%                22%
--------------------------------------------------------------------------------------------

   At April 30, 1997 the average maturity of the Fund's assets, including cash, was 5.8 years. This compares with 6.3 years at October 31, 1996 and 5.4 years at April 30, 1996.

   The sectoral composition of the portfolio at April 30, 1997 was as follows:

-------------------------------------------------------------------------------------
                                       State and         Eurobonds &       Commercial
                    Government*       Semi Govt.**       Corporates         Banks***
-------------------------------------------------------------------------------------
Australia               28.9%             25.1%              41.2%             3.2%
New Zealand              0.5%               --                0.1%              --
United States             --                --                 --              1.0%
                    -----------       ------------       -----------       ----------
Total                   29.4%             25.1%              41.3%             4.2%
-------------------------------------------------------------------------------------

 * Includes government guaranteed debt.
 ** Includes State Government Guaranteed Banks.
*** Includes cash held by the Fund's custodian and repurchase agreements.

--------------------------------------------------------------------------------
             REVIEW AND OUTLOOK FOR THE AUSTRALIAN AND NEW ZEALAND
                               FINANCIAL MARKETS
--------------------------------------------------------------------------------
AUSTRALIA
Economy
   The Australian economy continues to strengthen with the housing sector showing signs of improvement and business confidence increasing. Investment is also strong, particularly in non-residential construction. However, some areas of weakness remain. The manufacturing and retail sectors still face difficult trading conditions and the unemployment rate is 8.7%. The Australian official interest rate is 5.5%, the Reserve Bank of Australia lowered rates by a further 0.5% on May 23. Australia's inflation remains low with underlying inflation at 2.1% over the year to March 31, 1997 and headline inflation at 1.3% for the period. In coming months, economic growth is expected to strengthen further, helped by lower official interest rates, continued solid business investment and some improvement in international economic activity.

Fixed Income
   The Australian fixed income market performed strongly through to December, supported by a further cut in official interest rates. However, the market subsequently weakened as signs of stronger Australian economic growth emerged and the US fixed income market weakened. Over the six months to April 30, 1997, ten-year bond rates rose from 7.35% to 7.83% but 90 day bank bill rates fell from 6.53% to 5.91%. The differential of Australian ten year government bond rates against US government bond rates rose by 0.10% to 1.11% over this period. Looking forward, prospects for the Australian fixed income market remain positive because of a low inflation outlook and an improving Federal budget position.

Currency
   Over the six months to the end of April, the Australian dollar depreciated by 1.4% against the U.S. dollar to US$0.7816. The Australian dollar was volatile over the period because of changing perceptions about the strength of commodity prices and the future direction of interest rates. On the date of this report, the Australian dollar was trading at US$0.7513.
                                       5

NEW ZEALAND
Economy
   Economic growth has slowed substantially in New Zealand from a peak of over 6% in 1994 to 2.9% per annum in the December quarter 1996. High interest rates have stunted growth and a rising New Zealand dollar has reduced the competitiveness of Kiwi exporters. However, inflationary pressures remain low with underlying inflation at 2.0% for the year to March 31, 1997. After a period of softer growth through 1997, the economy should pick up again in 1998, supported by lower official interest rates and a firmer international economy.

Fixed Income
   Over the six months to April 30, 1997, ten year government bond rates rose from 7.29% to 7.85%, reflecting weakness in the US fixed income market. Bond rates rose despite slower domestic conditions. The rate for 90 day bank bills fell over the six month period from 8.84% to 6.80%, in part reflecting the new Government's announcement of a wider inflation target range.

Currency
   Over the six months to the end of April, the New Zealand dollar depreciated by 1.9% against the US dollar. At the end of April, the currency was trading at US$0.6933. On the date of this report, the New Zealand dollar was trading at US$0.6912.

      The following table summarizes the movements of key interest rates in Australia and New Zealand over the past twelve and six month periods.

--------------------------------------------------------------------------
                     April 30, 1996    October 31, 1996     April 30, 1997
--------------------------------------------------------------------------
Australia:
  90 day Bank
     Bills                 7.35%              6.53%               5.91%
  10 year Bonds            8.73%              7.35%               7.83%
New Zealand:
  90 day Bank
     Bills                 9.41%              8.84%               6.80%
  10 year Bonds            8.53%              7.29%               7.85%
--------------------------------------------------------------------------

                                     EquitiLink International Management Limited

----------------------------------------------------------
THE FIRST AUSTRALIA PRIME INCOME
FUND, INC.
Portfolio of Investments
April 30, 1997
(Unaudited)

---------------------------------------------------------
Principal
  Amount
  Local
 Currency                                      Value
  (000)              Description               (US$)
---------------------------------------------------------
             LONG-TERM INVESTMENTS--119.2%
             AUSTRALIA--118.2%
             Government and Semi-Government--68.1%
             Commonwealth of Australia--37.6%
             Australian Capital
               Territory,
A$  10,000   12.00%, 11/15/01............  $    9,169,285
             Commonwealth Bank of
               Australia,
    75,000   12.00%, 7/15/99.............      64,933,177
             Commonwealth of Australia,
    60,000   6.25%, 3/15/99..............      46,762,016
    15,000   14.00%, 4/15/99.............      13,319,062
    15,000   12.00%, 7/15/99.............      13,013,540
    10,000   7.00%, 4/15/00..............       7,856,858
   129,900   13.00%, 7/15/00.............     119,084,645
     5,000   13.00%, 12/15/00............       4,647,984
    40,000   8.75%, 1/15/01..............      32,980,227
    48,000   12.00%, 11/15/01............      44,375,522
    25,000   9.75%, 3/15/02..............      21,453,693
    20,000   10.00%, 10/15/02............      17,402,423
    60,000   9.00%, 9/15/04..............      50,256,506
    45,000   7.50%, 7/15/05..............      34,598,124
    25,000   10.00%, 2/15/06.............      22,194,216
   116,000   10.00%, 10/15/07............     104,058,664
    50,000   8.75%, 8/15/08..............      41,409,926
             Northern Territory
               Authority,
    40,000   12.50%, 7/15/01.............      36,952,872
             Telecom,
    10,000   12.00%, 9/1/98..............       8,391,442
                                           --------------
                                              692,860,182
                                           --------------
             New South Wales--8.7%
             New South Wales Treasury
               Corporation,
    30,000   7.00%, 2/1/00...............      23,504,197
    57,000   12.00%, 12/1/01.............      52,574,047
    85,000   7.00%, 4/1/04...............      63,311,747
    20,000   12.60%, 5/1/06..............      20,188,433
                                           --------------
                                              159,578,424
                                           --------------
---------------------------------------------------------
Principal
  Amount
  Local
 Currency                                      Value
  (000)              Description               (US$)
---------------------------------------------------------
             Queensland--4.7%
             Queensland Treasury
               Corporation,
A$  10,000   8.00%, 7/14/99..............  $    8,034,818
    10,000   8.00%, 8/14/01..............       8,027,472
    45,000   8.00%, 5/14/03..............      35,786,244
    20,000   12.00%, 6/15/05.............      19,439,156
    20,000   8.00%, 9/14/07..............      15,569,050
                                           --------------
                                               86,856,740
                                           --------------
             South Australia--4.1%
             Electricity Trust of South
               Australia,
     5,000   13.00%, 10/1/05.............       5,041,344
             South Australian Financing
               Authority,
    30,000   12.50%, 10/15/00............      27,258,265
    50,000   10.00%, 1/15/03.............      43,251,661
                                           --------------
                                               75,551,270
                                           --------------
             Tasmania--4.7%
             Tasmanian Public Finance
               Corporation,
    15,000   8.25%, 11/15/99.............      12,120,633
    13,000   12.50%, 1/15/01.............      11,872,216
    75,000   9.00%, 11/15/04.............      62,017,585
                                           --------------
                                               86,010,434
                                           --------------
             Victoria--5.0%
             Treasury Corporation of
               Victoria,
    20,000   12.00%, 10/22/98............      16,875,342
    10,000   10.25%, 9/15/99.............       8,418,054
    36,000   12.50%, 10/15/03............      34,922,251
    35,500   10.25%, 11/15/06............      31,777,425
                                           --------------
                                               91,993,072
                                           --------------
             Western Australia--3.3%
             Western Australia Treasury
               Corporation,
    70,000   10.00%, 7/15/05.............      61,273,388
                                           --------------
             Total Australian government
               and semi-government
             (cost US$1,203,551,473).....   1,254,123,510
                                           --------------

                                          See Notes to Financial Statements.
                                       7

---------------------------------------------------------
Principal
  Amount
  Local
 Currency                                      Value
  (000)              Description               (US$)
---------------------------------------------------------
             Eurobonds--38.3%
             Banking and Finance--11.4%
             Australia Industrial
               Development Corporation,
A$   5,000   8.75%, 7/20/04..............  $    4,058,636
             Bank Austria AG,
    10,000   10.875%, 11/17/04...........       8,897,624
             Banque National de Paris,
    14,000   9.00%, 8/13/02..............      11,475,262
             Commerzbank Overseas
               Finance,
     5,000   10.50%, 1/19/00.............       4,218,105
    10,000   10.25%, 4/28/00.............       8,424,306
             Commonwealth Bank of
               Australia,
    10,000   9.00%, 8/15/05..............       8,201,501
             Eksport Finance & Insurance,
     4,000   7.00%, 6/28/00..............       3,101,962
    19,000   11.00%, 12/29/04............      17,177,738
             Finnish Eksport Credit,
     2,925   9.25%, 12/30/99.............       2,398,818
             GG Securities,
     5,000   9.25%, 3/24/03..............       4,115,662
             Morgan Guaranty Trust,
    10,000   8.00%, 4/18/01..............       7,977,663
             National Australia Bank,
    25,000   8.00%, 4/10/01..............      19,990,035
             Primary Industry Bank of
               Australia,
     5,000   8.00%, 5/15/98..............       3,969,246
     5,000   6.75%, 2/25/99..............       3,902,997
             Rural & Industries Bank of
               Western Australia,
     5,000   8.75%, 9/9/99...............       4,049,148
             Societe Generale Australia,
     5,000   7.75%, 2/19/01..............       3,944,252
             South Australia Financing
               Authority,
     5,000   11.25%, 10/23/01............       4,426,925
             State Bank of New South
               Wales,
    10,500   12.25%, 2/26/01.............       9,508,560
    20,000   11.75%, 8/16/01.............      18,056,350
    14,000   8.625%, 8/20/01.............      11,417,129
    28,000   10.75%, 3/12/02.............      24,510,668
    10,000   9.25%, 2/18/03..............       8,306,088
             State Bank of South
               Australia,
    10,000   11.00%, 4/10/02.............       8,866,182
    10,000   9.50%, 10/15/02.............       8,350,293
                                           --------------
                                              209,345,150
                                           --------------
             Diversified Industrials--1.0%
             Australian National Railway,
     4,000   9.50%, 2/25/99..............       3,264,994
---------------------------------------------------------
Principal
  Amount
  Local
 Currency                                      Value
  (000)              Description               (US$)
---------------------------------------------------------
             Federal Airports
               Corporation,
A$  10,000   7.00%, 2/16/04..............  $    7,436,452
             National Power PLC,
    10,000   8.00%, 2/21/07..............       7,517,390
                                           --------------
                                               18,218,836
                                           --------------
             Semi-Government and Local
               Government--16.1%
             New South Wales Treasury Corporation,
    94,000   11.50%, 7/1/99..............      80,602,337
    70,000   12.00%, 12/1/01.............      64,613,325
    10,000   7.00%, 4/1/04...............       7,455,764
     7,000   10.50%, 12/7/04.............       6,164,962
    10,000   10.00%, 6/6/05..............       8,630,989
    50,000   6.50%, 5/1/06...............      34,117,429
    34,000   12.60%, 5/1/06..............      34,011,692
     7,000   9.25%, 6/20/05..............       5,828,344
    15,000   8.00%, 3/1/08...............      11,643,376
             Province Aples Cotes D'Azur,
    22,000   8.25%, 9/15/99..............      17,606,173
             Province of Quebec,
    16,000   9.50%, 10/2/02..............      13,231,606
             State Electricity Commission
               of
               Victoria,
     7,000   9.25%, 9/18/03..............       5,815,941
             Treasury Corporation of
               Victoria,
    10,000   8.25%, 10/15/03.............       8,048,253
                                           --------------
                                              297,770,191
                                           --------------
             Supranational Global--9.8%
             Credit Locale de France,
    20,000   8.75%, 7/23/01..............      16,282,845
     5,000   10.25%, 4/12/05.............       4,353,662
             Eurofima,
    78,170   9.875%, 1/17/07.............      68,578,214
             European Bank of
               Reconstruction &
               Development,
    85,000   9.00%, 10/15/02.............      71,023,994
             European Investment Bank,
    23,000   10.25%, 10/1/01.............      19,814,837
                                           --------------
                                              180,053,552
                                           --------------
             Total Australian eurobonds
             (cost US$667,454,784).......     705,387,729
                                           --------------

                                          See Notes to Financial Statements.

---------------------------------------------------------
Principal
  Amount
  Local
 Currency                                      Value
  (000)              Description               (US$)
---------------------------------------------------------
             Corporate Bonds--11.8%
             Asset Backed--0.1%
             FANMAC Limited,
A$     526   10.33%, 6/15/02.............  $      444,405
             Premier Trust 22,
     2,290   11.40%, 12/15/01............       1,973,785
                                           --------------
                                                2,418,190
                                           --------------
             Floating Rate Notes*--5.7%
             Arms Fund II,
    30,000   6.2633%, 5/10/24............      23,446,659
             GIO Australia Holdings
               Limited,
    14,500   6.385%, 11/16/98............      11,372,896
             Korean Long Term Credit
               Bank,
    15,000   6.2367%, 12/17/99...........      11,675,615
             National Mutual Home Loans,
     4,549   6.2783%, 12/1/23............       3,563,400
             Puma Management Limited,
    20,000   6.14%, 12/5/28..............      15,914,029
    15,000   7.50%, 12/5/28..............      11,831,653
    20,000   6.90%, 2/15/30..............      15,560,453
             Rams Mortgage, Class A,
               Series 2,
    10,000   6.20%, 3/15/25..............       7,866,198
             Residential Mortgage Backed
               Trust,
     5,000   6.24%, 10/7/22..............       3,927,354
                                           --------------
                                              105,158,257
                                           --------------
             Services--6.0%
             Australian & Overseas
               Telecommunication
               Corporation,
    45,000   12.50%, 11/15/00............      40,928,546
    20,000   11.50%, 10/15/02............      18,198,749
     2,000   7.80%, 7/17/03..............       1,560,485
    31,000   12.00%, 5/15/06.............      29,953,220
     2,000   8.75%, 1/15/20..............       1,584,259
             Federal Airports
               Corporation,
     5,000   10.50%, 7/15/99.............       4,211,919
             Korea Development Bank,
     8,000   7.50%, 8/9/99...............       6,310,403
             Macquarie Bank Limited,
     1,000   9.75%, 8/1/00...............         825,776
             Westpac WST,
     8,000   6.22%, 6/23/28..............       6,252,442
                                           --------------
                                              109,825,799
                                           --------------
             Total Australian corporate
               bonds
             (cost US$204,551,456).......     217,402,246
                                           --------------
             Total Australian long-term
               investments
             (cost US$2,075,557,713).....   2,176,913,485
                                           --------------
---------------------------------------------------------
Principal
  Amount
  Local
 Currency                                      Value
  (000)              Description               (US$)
---------------------------------------------------------
             NEW ZEALAND--1.0%
             Corporate Bond--0.2%
             Transport Power Finance
               Limited,
NZ$  5,000   8.00%, 3/15/02..............  $    3,443,542
                                           --------------
             Eurobond--0.1%
             Telecom New Zealand Finance,
     1,500   9.25%, 7/1/02...............       1,083,561
                                           --------------
             Government Bond--0.7%
             New Zealand Government Bond,
    17,000   10.00%, 3/15/02.............      12,841,017
                                           --------------
             Total New Zealand long-term
               investments
             (cost US$17,260,155)........      17,368,120
                                           --------------
             Total long-term investments
             (cost US$2,092,817,868).....   2,194,281,605
                                           --------------
             SHORT-TERM INVESTMENTS--11.2%
             AUSTRALIA--9.9%
             Demand Deposit--3.9%
             Banque National de Paris,
               Demand Deposit,
A$  92,157   (cost US$71,358,275)........      72,025,755
                                           --------------
             Eurobonds--2.9%
             Banking and Finance--0.5%
             Commonwealth Bank of
               Australia,
    11,000   12.75%, 1/7/98..............       8,950,793
                                           --------------
             Diversified Industrials--0.1%
             Shell Australia,
     1,786   10.00%, 12/19/97............       1,425,841
                                           --------------
             Semi-Government and Local
               Government--1.9%
             New South Wales Treasury
               Corporation,
    10,000   7.50%, 2/1/98...............       7,893,041
             Queensland Treasury
               Corporation,
    35,000   8.00%, 5/14/97..............      27,366,916
                                           --------------
                                               35,259,957
                                           --------------
             Supranational Global--0.4%
             Credit Locale de France,
    10,000   7.50%, 9/15/97..............       7,843,142
                                           --------------
             Total Australian eurobonds
             (cost US$50,571,404)........      53,479,733
                                           --------------

                                          See Notes to Financial Statements.

---------------------------------------------------------
Principal
  Amount
  Local
 Currency                                      Value
  (000)              Description               (US$)
---------------------------------------------------------
             Government and Semi-Government--2.9%
             Commonwealth of Australia--0.2%
             Commonwealth of Australia,
A$   5,000   13.00%, 4/15/98.............  $    4,158,956
                                           --------------
             New South Wales--0.9%
             New South Wales Treasury
               Corporation,
    20,000   7.50%, 2/1/98...............      15,792,888
                                           --------------
             South Australia--1.3%
             South Australian Financing
               Authority,
    30,000   12.50%, 3/15/98.............      24,686,753
                                           --------------
             Western Australia--0.5%
             Western Australia Treasury
               Corporation,
    10,000   12.50%, 4/1/98..............       8,249,590
                                           --------------
             Total Australian government
               and semi-government
             (cost US$52,798,754)........      52,888,187
                                           --------------
             Corporate Bond--0.2%
             Floating Rate Note*
             Ford Credit Australia
               Limited,
     5,000   6.44%, 4/27/98
               (cost US$3,827,354).......       3,919,031
                                           --------------
             Total Australian short-term
               investments
             (cost US$178,555,787).......     182,312,706
                                           --------------
---------------------------------------------------------
Principal
  Amount
  Local
 Currency                                      Value
  (000)              Description               (US$)
---------------------------------------------------------
             UNITED STATES--1.3%
$   24,950   Repurchase Agreement,
               State Street Bank & Trust
               Co., 6.875% dated 4/30/97
               due 5/1/97 in the amount
               of 24,954,765 (cost
               US$24,950,000;
               collateralized by
               US$24,650,000 United
               States Treasury Bill due
               5/15/06; value including
               accrued interest-
               US$25,454,083)............  $   24,950,000
                                           --------------
             Total short-term investments
             (cost US$203,505,787).......     207,262,706
                                           --------------
             Total Investments--130.4%
               (cost US$2,296,323,655;
               Note 3)...................   2,401,544,311
             Other assets in excess of
               other liabilities--2.2%...      40,023,237
             Liquidation value of
               preferred
               stock--(32.6%)............    (600,000,000)
                                           --------------
             Net Assets Applicable to
               Common Sharehold-
               ers--100%.................  $1,841,567,548
                                           --------------
                                           --------------

---------------
* The interest rate reflected for floating rate notes is the rate in effect at April 30, 1997.
                                          See Notes to Financial Statements.

----------------------------------------------------------
THE FIRST AUSTRALIA PRIME INCOME
FUND, INC.
Statement of Assets and Liabilities
April 30, 1997
(Unaudited)
----------------------------------------------------------

Assets
Investments, at value (cost
  $2,296,323,655).....................   $2,401,544,311
Foreign currency, at value (cost
  $6,781,926).........................        6,798,276
Cash..................................          650,982
Interest receivable...................       59,001,115
Other assets..........................          103,316
                                         --------------
    Total assets......................    2,468,098,000
                                         --------------
Liabilities
Dividends payable-common stock........       13,619,183
Payable for investments purchased.....        6,246,096
Withholding taxes payable.............        3,301,365
Accrued expenses and other
  liabilities.........................        1,408,118
Investment management fee payable.....          992,001
Dividends payable-preferred stock.....          777,532
Administration fee payable............          186,157
                                         --------------
    Total liabilities.................       26,530,452
                                         --------------
Total Net Assets......................   $2,441,567,548
                                         --------------
                                         --------------
Total net assets were composed of:
  Common stock:
    Par value ($.01 per share,
      applicable to
      194,559,756 shares).............   $    1,945,598
    Paid-in capital in excess of
    par...............................    1,672,317,387
  Preferred stock ($.01 par value per
    share and
    $25,000 liquidation value per
    share
    applicable to 24,000 shares; Note
    4)................................      600,000,000
                                         --------------
                                          2,274,262,985
  Undistributed net investment
    income............................       15,313,312
  Accumulated net realized gains on
    investments.......................        2,577,833
  Net unrealized appreciation on
  investments.........................       43,460,946
  Accumulated net realized and
    unrealized foreign exchange
    gains.............................      105,952,472
                                         --------------
  Total net assets....................   $2,441,567,548
                                         --------------
                                         --------------
  Net assets applicable to common
    shareholders......................   $1,841,567,548
                                         --------------
                                         --------------
Net asset value per common share:
  ($1,841,567,548 / 194,559,756 shares
  of
  common stock issued and
  outstanding)........................            $9.47
                                         --------------
                                         --------------

----------------------------------------------------------
THE FIRST AUSTRALIA PRIME INCOME
FUND, INC.
Statement of Operations
Six Months Ended April 30, 1997
(Unaudited)
----------------------------------------------------------

Net Investment Income
Income
  Interest and discount earned (net of
    foreign
    withholding taxes of $6,551,084)....   $ 96,598,068
                                           ------------
Expenses
  Investment management fee.............      6,305,177
  Custodian's fees and expenses.........      1,364,000
  Administration fee....................      1,330,179
  Auction agent's fees and broker
  commissions...........................        785,000
  Shareholder relations and
  communications........................        453,000
  Transfer agent's fees and expenses....        322,000
  Directors' fees and expenses..........        283,000
  Independent accountant's fees and
  expenses..............................        106,000
  Legal fees and expenses...............         98,000
  Insurance expense.....................         48,000
  Miscellaneous.........................         38,526
                                           ------------
  Total operating expenses..............     11,132,882
                                           ------------
Net investment income before excise
  tax...................................     85,465,186
  Excise tax............................       (775,219)
                                           ------------
Net investment income...................     84,689,967
                                           ------------
Realized and Unrealized
Gains on Investments
and Foreign Currencies
Net realized gains on investment
  transactions..........................      5,072,745
Net change in unrealized appreciation on
  investments...........................    (39,546,069)
                                           ------------
Net losses on investments...............    (34,473,324)
                                           ------------
Net increase in total net assets from
  operations before net foreign exchange
  losses................................     50,216,643
Net realized and unrealized foreign
  exchange losses.......................    (42,855,769)
                                           ------------
Net Increase In Total Net Assets
Resulting From Operations...............   $  7,360,874
                                           ------------
                                           ------------

                                          See Notes to Financial Statements.

----------------------------------------------------------
THE FIRST AUSTRALIA PRIME INCOME
FUND, INC.
Statement of Cash Flows
Six Months Ended April 30, 1997
(Unaudited)
----------------------------------------------------------

Increase (Decrease) in Cash
(Including Foreign Currency)
Cash flows used for operating
activities
  Interest received (net of foreign
    withholding taxes)...............   $   100,365,594
  Expenses paid......................       (12,047,792)
  Purchases of short-term portfolio
    investments, net.................        (2,112,000)
  Purchases of long-term portfolio
  investments........................    (1,044,816,307)
  Proceeds from sales of long-term
    portfolio
    investments......................     1,045,108,586
  Other..............................            46,124
                                        ---------------
    Net cash provided from operating
    activities.......................        86,544,205
                                        ---------------
Cash flows provided from financing
activities
  Dividends and distributions paid to
    preferred shareholders...........       (15,769,890)
  Dividends and distributions paid to
    common
    shareholders.....................       (81,712,466)
                                        ---------------
    Net cash used for financing
    activities.......................       (97,482,356)
                                        ---------------
Effect of changes in exchange rate...        17,355,463
                                        ---------------
Net increase in cash.................         6,417,312
  Cash at beginning of period........         1,031,946
                                        ---------------
  Cash at end of period..............   $     7,449,258
                                        ---------------
                                        ---------------
Reconciliation of Net Increase in Total
Net Assets from Operations to Net Cash
(Including Foreign Currency) Provided
From Operating Activities
Net increase in total net assets
  resulting from
  operations.........................   $     7,360,874
                                        ---------------
  Increase in investments............        (7,794,888)
  Net realized gain on investment
  transactions.......................        (5,072,745)
  Net change in unrealized
    appreciation on
    investments......................        39,546,069
  Net realized and unrealized foreign
    exchange losses..................        42,855,769
  Decrease in interest receivable....         4,094,424
  Net decrease in other assets.......            46,124
  Increase in payable for investments
    purchased........................         6,246,096
  Decrease in accrued expenses and
    other liabilities................          (737,518)
                                        ---------------
    Total adjustments................        79,183,331
                                        ---------------
Net cash provided from operating
activities...........................   $    86,544,205
                                        ---------------
                                        ---------------

----------------------------------------------------------
THE FIRST AUSTRALIA PRIME INCOME
FUND, INC.
Statement of Changes
in Net Assets
(Unaudited)
----------------------------------------------------------

                             Six Months
                            Ended April       Year Ended
Increase (Decrease)             30,          October 31,
in Total Net Assets             1997             1996
                           --------------   --------------
Operations
  Net investment income... $   84,689,967   $  149,191,364
  Net realized gains on
    investment
    transactions..........      5,072,745        3,752,308
  Net change in unrealized
    appreciation
    (depreciation) on
    investments...........    (39,546,069)     104,837,565
                           --------------   --------------
  Net increase in total
    net assets resulting
    from operations before
    net foreign exchange
    gains.................     50,216,643      257,781,237
  Net realized and
    unrealized foreign
    exchange gains
    (losses)..............    (42,855,769)      93,023,604
                           --------------   --------------
Net increase in total net
  assets resulting from
  operations..............      7,360,874      350,804,841
                           --------------   --------------
Dividends to shareholders
  from net investment
  income
  Common shares...........    (81,712,466)    (142,448,343)
  Preferred shares........    (15,975,040)     (23,607,820)
                           --------------   --------------
                              (97,687,506)    (166,056,163)
                           --------------   --------------
Distributions to
  shareholders
  from net realized
  capital gains
  Common shares...........             --       (4,985,403)
  Preferred shares........             --       (3,046,221)
                           --------------   --------------
                                       --       (8,031,624)
                           --------------   --------------
Fund share transactions
  Net proceeds from
    issuance of preferred
    shares................             --      122,958,530
  Net proceeds from rights
    offering of Fund
    shares................             --      299,771,852
  Net asset value of
    shares issued to
    shareholders in
    reinvestment of
    dividends and
    distributions and in
    connection with
    dividends paid in
    stock.................             --        5,241,634
                           --------------   --------------
                                       --      427,972,016
                           --------------   --------------
Total increase
  (decrease)..............    (90,326,632)     604,689,070
Total Net Assets
Beginning of period.......  2,531,894,180    1,927,205,110
                           --------------   --------------
End of period............. $2,441,567,548   $2,531,894,180
                           --------------   --------------
                           --------------   --------------

See Notes to Financial Statements.

----------------------------------------------------------
THE FIRST AUSTRALIA PRIME INCOME FUND, INC.
Notes to Financial Statements
(Unaudited)
----------------------------------------------------------
   The First Australia Prime Income Fund, Inc. (the 'Fund') was incorporated in Maryland on March 14, 1986 as a closed-end, non-diversified investment company. The Fund's investment objective is current income through investment primarily in Australian debt securities. The Fund may also achieve incidental capital appreciation. It is expected that normally at least 65% of the Fund's total assets will be invested in Australian dollar denominated debt securities of Australian banks and federal and state governmental and corporate entities. To achieve its investment objective, the Fund may invest the remainder of its assets in debt securities of comparable quality which are denominated in Australian or New Zealand dollars of other issuers, whether or not domiciled in Australia or New Zealand, and in U.S. Government securities and corporate and bank debt securities of U.S. issuers rated Aa or Prime-2 or better by Moody's Investors Service, Inc. ('Moody's') or AA or A-2 or better by Standard & Poor's Corporation ('S&P'). It is the Fund's policy to limit its investments, as to 65% of its total assets, to issuers of debt securities rated AA or better by S&P-Australian Ratings Pty. Ltd. or S&P or Aa or better by Moody's or which, in the judgement of the Investment Manager, are of equivalent quality. The remainder of the Fund's investments will be rated A by those rating agencies or, if unrated, will in the Investment Manager's judgement be of equivalent quality. The ability of issuers of debt securities, including foreign currency balances on deposit with the Fund's Australian and New Zealand subcustodian banks, held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region.

Note 1. Accounting            The following is a summary of
Policies                      significant accounting policies
                              followed by the Fund in the preparation of its
financial statements.
Basis of Presentation: The financial statements of the Fund are prepared in accordance with United States generally accepted accounting principles using the United States dollar as both the functional and reporting currency.
Security Valuation: Investments are stated at value. Investments for which market quotations are readily available are valued based on prices provided by a pricing service or the lower of the quotations from two leading Australian or New Zealand brokers in the debt securities market, in the event that a price cannot be obtained by the pricing service. Securities for which market quotations are not readily available are valued at fair value using methods determined in good faith by or under the direction of the Fund's Board of Directors.
   Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
   In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Foreign Currency Translation: Australian dollar ('A$') and New Zealand dollar ('NZ$') amounts are translated into United States dollars on the following basis:
      (i) market value of investment securities, other assets and liabilities at the exchange rates at the end of the fiscal period;
      (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.
   The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at fiscal period end. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period.
   Net realized and unrealized foreign exchange losses of $42,855,769 include realized foreign exchange gains and losses from sales and maturities of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund's books and the US dollar equivalent amounts actually received or paid and changes in unrealized foreign exchange gains and losses in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. Accumulated net realized and unrealized foreign exchange gains shown in the composition of net assets at April 30, 1997
                                       13
represent foreign exchange gains for book purposes that have not yet been recognized for tax purposes.
   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.
   The exchange rate at April 30, 1997 was US$.7816 to A$1.00 for the Australian dollar and US$.6933 to NZ$1.00 for the New Zealand dollar.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Discounts on short-term securities are accreted over the life of the security. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Dividends and Distributions: It is the Fund's current policy to pay dividends from net investment income supplemented by net realized foreign exchange gains and net realized short-term capital gains if necessary, on a monthly basis. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to common shareholders are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued on a weekly basis and are determined as described in Note 4.
   Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount.
Taxes: For federal income and excise tax purposes, substantially all of the Fund's transactions are accounted for using the Australian dollar as the functional currency. Accordingly, only realized currency gains and losses resulting from the repatriation of Australian dollars into United States dollars or transactions in New Zealand dollars are recognized for tax purposes.
   No provision has been made for United States income taxes because it is the Fund's policy to continue to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Provision has been made for United States excise taxes incurred during the fiscal year. Australia and New Zealand impose a withholding tax of 10% on most interest and discount earned.
Cash Flow Information: The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency.
Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with Statement of Position 93-2:
Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. During the six months ended April 30, 1997, the Fund increased undistributed net investment income by $6,560,701, decreased accumulated net realized gains on investments by $3,429,601, and decreased accumulated net realized foreign exchange gains by $3,131,100. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements            The Fund has agreements
                              with EquitiLink International Management Limited
(the 'Investment Manager'), EquitiLink Australia Limited (the 'Investment Adviser') and Prudential Investments Fund Management, LLC. (the 'Administrator'). The Investment Manager and the Investment Adviser are affiliated companies.
   The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.
   The management agreement provided the Investment Manager with a fee, computed weekly and payable monthly, at the following annual rates: 0.65% of the Fund's average weekly total net assets of common and preferred shareholders up to $200 million, 0.60% of such assets between $200 million and $500 million, 0.55% of such assets between $500 million and $900 million, 0.50% of such assets between $900 million and $1,750 million and 0.45% of such assets in excess of $1,750 million.
   The Investment Manager pays fees to the Investment Adviser for their services rendered. The Investment Manager informed the Fund that it paid $2,791,928 to the Investment Adviser during the six months ended April 30, 1997.
   The administration agreement provided the Administrator with a fee at the annual rate of 0.15% of the Fund's average weekly total net assets of common and preferred shareholders
                                       14
up to $900 million, 0.10% of such assets between $900 million and $1,750 million and 0.07% of such assets in excess of $1,750 million.

Note 3. Portfolio             Purchases and sales of invest-
Securities                    ment securities, other than
                              short-term investments, for the six months ended
April 30, 1997 aggregated $1,044,816,307 and $1,045,108,586, respectively.
   The United States federal income tax basis of the Fund's investments at April 30, 1997 was $2,378,081,172 and accordingly, net unrealized appreciation for United States federal income tax purposes was $23,463,139 (gross unrealized appreciation--$51,747,622 ; gross unrealized depreciation--$28,284,483).

Note 4. Capital               There are 200 million shares
                              of common stock authorized. Of the 194,559,756
common shares outstanding at April 30, 1997, the Investment Manager owned 42,606 shares.
   During the fiscal year ended October 31, 1996 the Fund issued 38,911,951 shares of common stock (net proceeds $299,771,852) in connection with a rights offering of the Fund's shares and issued 568,703 shares in connection with the reinvestment of dividends and distributions paid to shareholders enrolled in the dividend reinvestment plan.
   The Preferred Stock have rights as determined by the Board of Directors. The 24,000 shares of Auction Market Preferred Stock ('Preferred Stock') outstanding consist of nine series as follows: Series A--3,000 shares, Series B--3,000 shares, Series C--2,000 shares, Series D--4,000 shares, Series E--2,000 shares, Series F--2,000 shares, Series G--3,000 shares, Series H--2,500 shares and Series I--2,500 shares.
   During the fiscal year ended October 31, 1996 the Fund issued $62,500,000 (net proceeds $61,479,265) in liquidation value per series for Series H and I preferred shares.
   Dividends on each series of Preferred Stock are cumulative at a rate established at the initial public offering and are typically reset every 28 days for Series A through D and every seven days for Series E through I based on the results of an auction. Dividend rates ranged from 4.75% to 6.00% during the six months ended April 30, 1997. Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.
   The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at liquidation value plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at liquidation value plus any accumulated but unpaid dividends if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Articles of Incorporation are not satisfied.
   The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Fund's directors.

Note 5. Dividends             On May 19, 1997 and June
And Distributions             12, 1997 the Board of Direc-
                              tors of the Fund declared distributions from
undistributed net investment income of $.07 per common share payable on June 13, 1997 and July 11, 1997 to common shareholders of record on May 30, 1997 and June 30, 1997.
   Subsequent to April 30, 1997, dividends and distributions declared and paid on Preferred Stock totalled approximately $3,938,245 for the nine outstanding preferred share series in the aggregate through June 12, 1997.
                                       15

--------------------------------------------------------------------------------
THE FIRST AUSTRALIA PRIME INCOME FUND, INC.
Financial Highlights
(Unaudited)
--------------------------------------------------------------------------------

                                                   Six months
                                                     ended                           Years ended October 31,
                                                   April 30,     ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                      1997         1996*         1995*          1994          1993         1992
                                                   ----------    ----------    ----------    ----------    ----------    --------
Net asset value per common share, beginning of
  period.........................................  $     9.93    $     9.36    $     8.82    $    10.09    $     9.61    $  11.31
                                                   ----------    ----------    ----------    ----------    ----------    --------
Net investment income............................         .44           .87           .93          1.01          1.19        1.29
Net realized and unrealized gain (loss) on
  investments and foreign currencies.............        (.40)         1.13          1.16         (1.03)          .58       (1.42)
                                                   ----------    ----------    ----------    ----------    ----------    --------
  Total from investment operations...............         .04          2.00          2.09          (.02)         1.77        (.13)
                                                   ----------    ----------    ----------    ----------    ----------    --------
Dividends from net investment income to preferred
  shareholders...................................        (.08)         (.14)         (.17)         (.12)         (.11)       (.14)
Dividends from net investment income to common
  shareholders...................................        (.42)         (.83)         (.83)         (.84)        (1.08)      (1.10)
Distributions from net capital and currency gains
  to preferred shareholders......................          --          (.02)         (.01)         (.01)         (.01)       (.01)
Distributions from net capital and currency gains
  to common shareholders.........................          --          (.03)         (.15)         (.17)         (.08)       (.29)
                                                   ----------    ----------    ----------    ----------    ----------    --------
  Total dividends and distributions..............        (.50)        (1.02)        (1.16)        (1.14)        (1.28)      (1.54)
                                                   ----------    ----------    ----------    ----------    ----------    --------
Capital charge in respect to issuance of
  shares.........................................          --          (.41)         (.39)         (.11)         (.01)       (.03)
                                                   ----------    ----------    ----------    ----------    ----------    --------
Net asset value per common share, end of
  period.........................................  $     9.47    $     9.93    $     9.36    $     8.82    $    10.09    $   9.61
                                                   ----------    ----------    ----------    ----------    ----------    --------
                                                   ----------    ----------    ----------    ----------    ----------    --------
Market price per common share, end of period.....  $     9.06    $     8.94    $     9.31    $     9.56    $    10.25    $  10.00
                                                   ----------    ----------    ----------    ----------    ----------    --------
                                                   ----------    ----------    ----------    ----------    ----------    --------
TOTAL INVESTMENT RETURN BASED OND:
Market value.....................................        6.18%         5.59%         8.78%         3.32%        15.00%       4.11%
Net asset value..................................       (0.12)%       16.73%        18.54%        (3.19)%       17.80%      (3.22)%
RATIOS TO AVERAGE NET ASSETS OF COMMON
SHAREHOLDERS/SUPPLEMENTAL DATAPound:
ExpensesDD.......................................        1.25%**       1.29%         1.47%         1.41%         1.44%       1.43%
Net investment income before preferred stock
  dividends......................................        8.95%**       9.16%        10.83%        10.68%        12.13%      12.14%
Preferred stock dividends........................        1.69%         1.45%         1.87%         1.20%         1.13%       1.25%
Net investment income available to common
  shareholders...................................        7.26%         7.71%         8.96%         9.48%        11.00%      10.89%
Portfolio turnover rate..........................          43%           63%           50%           34%           23%         17%
Net assets of common shareholders, end of period
  (000 omitted)..................................  $1,841,568    $1,931,894    $1,452,205    $1,088,631    $1,050,084    $977,933
Average net assets of common shareholders (000
  omitted).......................................  $1,891,928    $1,627,916    $1,201,383    $1,174,394    $1,011,324    $938,072
Senior securities (preferred stock) outstanding
  (000 omitted)..................................  $  600,000    $  600,000    $  475,000    $  400,000    $  350,000    $300,000
Asset coverage of preferred stock at period
  end............................................         407%          422%          406%          372%          400%        426%

---------------
     * Calculated based upon weighted average shares outstanding during the year.
    ** Annualized.
     D Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
    DD Includes expenses of both preferred and common stock.
 Pound Ratios calculated on the basis of income, expenses and preferred share dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders.
 NOTE: Contained above is operating performance for a share of common stock outstanding, total investment return, ratios to average net assets of common shareholders and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Fund's common shares.

See Notes to Financial Statements.

                                OTHER INFORMATION
   Dividend Reinvestment and Cash Purchase Plan. Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan (the Plan). Generally, shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent. Shareholders who wish to participate in the Plan should contact the Fund at (800) 451-6788.
   State Street Bank & Trust Co. (the Plan Agent) serves as agent for the shareholders in administering the Plan. Dividends and capital gains distributions payable to Plan participants will be promptly invested. If the Fund declares an income dividend or capital gains distribution payable in stock to shareholders who are not Plan participants, then Plan participants will receive that dividend or distribution in newly issued shares on identical terms and conditions.
   In every other case Plan Participants will receive shares on the following basis: If the market price of the Fund's common stock plus any brokerage commission is equal to or exceeds net asset value, Plan participants will receive newly issued shares valued at the greater of net asset value or 95% of current market price. If, on the other hand, the net asset value plus any brokerage commission exceeds the market price, the Plan Agent will buy shares in the open-market. If the market price plus any applicable brokerage commission exceeds net asset value before the Plan Agent has completed its purchases, the Fund will issue new shares to complete the program. All reinvestments are in full and fractional shares carried to three decimal places.
   There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro-rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends and distributions.
   The Plan also allows participants to make optional cash investments of at least $100 in Fund shares as frequently as monthly through the Plan Agent on the open market. Participants must pay a service fee of $0.75 for each investment and a pro rata share of the brokerage commissions.
   The Fund reserves the right to amend or terminate the Plan either in full or partially upon 90 days' written or telephone notice to shareholders of the Fund.
   Participants in the Plan may withdraw some or all of their shares from the Plan upon written notice to the Plan Agent and will receive certificates for whole Shares and cash for fractional Shares. In the alternative, by giving proper notice to the Plan Agent, participants may receive cash in lieu of shares in an amount which is reduced by brokerage commissions in connection with the sale of shares and a $2.50 service fee.
   All correspondence concerning the Plan should be directed to the Plan Agent, State Street Bank & Trust Company, P.O. Box 8200, Boston, MA 02266-8200.
                                       17

                         Supplemental Proxy Information
   The Annual Meeting of Shareholders of The First Australia Prime Income Fund, Inc. (the 'Fund') was held on March 13, 1997 at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York. The meeting was held for the following purposes:

(1) To elect the following five Directors to serve as Class III Directors for a three-year term expiring in 1999:
         - Sir Roden Cutler
         - David L. Elsum
         - Laurence S. Freedman
         - Michael R. Horsburgh
         - William J. Potter
(2) To elect the following two Directors to represent the interests of the holders of preferred stock for the ensuing year:
         - David Manor
         - Marvin Yontef
         Directors whose term of office continued beyond this meeting are as follows: Anthony E. Aaronson, Rt. Hon. Malcolm Fraser, Harry A. Jacobs, Jr., Howard A. Knight, Roger C. Maddock, Neville J. Miles, Peter D. Sacks, John T. Sheehy and Brian
         M. Sherman;
(3) To ratify the selection of Price Waterhouse LLP as independent public accountants of the Fund for the fiscal year ending October 31, 1997;
(4) To Amend the Fund's charter and associated documents to increase the number of authorized shares of common stock; and
(5) To transact such other business as may properly come before the meeting or any adjournment thereof.

The results of the proxy solicitation on the above matters were as follows:

               Director/Auditor            Votes for      Votes against     Votes withheld      Abstentions
         -----------------------------    ------------    --------------    ---------------    -------------
(1)      Sir Roden Cutler                  166,256,908          --                4,763,261         --
         David L. Elsum                    166,571,145          --                4,449,024         --
         Laurence S. Freedman              166,536,867          --                4,483,302         --
         Michael R. Horsburgh              166,542,943          --                4,477,225         --
         William J. Potter                 166,811,778          --                4,208,392         --
(2)      David Manor                            19,452          --                       68         --
         Marvin Yontef                          19,452          --                       68         --
(3)      Price Waterhouse LLP              167,365,595         1,853,176          --               1,801,398
(4)      Common stock increase             152,925,498        14,269,388          --               3,825,283
(5)      There was no other business voted upon at the Annual Meeting of
         Shareholders.

                                       18

Directors
Anthony E. Aaronson
Sir Roden Cutler
David Lindsay Elsum
Rt. Hon. Malcolm Fraser
Laurence S. Freedman, Chairman
Michael R. Horsburgh
Harry A. Jacobs, Jr.
Howard A. Knight
Roger C. Maddock
David Manor
Neville J. Miles
William J. Potter
Peter D. Sacks
John T. Sheehy
Brian M. Sherman
Marvin Yontef

Officers
Brian M. Sherman, President
Laurence S. Freedman, Vice President
Ouma Sananikone-Fletcher, Assistant Vice President
  and Chief Investment Officer
David Manor, Treasurer
Roy M. Randall, Secretary
Eugene S. Stark, Assistant Treasurer
Barry G. Sechos, Assistant Treasurer
Kenneth T. Kozlowski, Assistant Treasurer
Allan S. Mostoff, Assistant Secretary
Margaret A. Bancroft, Assistant Secretary

The accompanying financial statements as of April 30, 1997 were not audited and accordingly, no opinion is expressed on them.

This report, including the financial statements herein, is transmitted to the shareholders of The First Australia Prime Income Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment
Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

            Investment Manager
            EquitiLink International Management Limited
            Union House, Union Street
            St. Helier, Jersey, Channel Islands

            Investment Adviser
            EquitiLink Australia Limited
            190 George Street
            Sydney, NSW 2000, Australia

            Administrator
            Prudential Investments Fund Management LLC
            Gateway Center Three
            100 Mulberry Street
            Newark, NJ 07102-4077

            Custodian and Transfer Agent
            State Street Bank and Trust Company
            One Heritage Drive
            North Quincy, MA 02171

            Auction Agent
            The Chase Manhattan Bank
            450 West 33rd Street
            New York, New York 10001

            Independent Accountants
            Price Waterhouse LLP
            1177 Avenue of the Americas
            New York, New York 10036

            Legal Counsel
            Dechert Price & Rhoads
            1500 K Street N.W.
            Washington, D.C. 20005
            Stikeman, Elliot
            Level 32, Chifley Tower
            2 Chifley Square
            Sydney, NSW 2000, Australia

                               Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 07102-4077
                  for information call toll-free (800) 362-3277
                              collect (973) 367-7409
                   or for information regarding net asset value
                                  (800) 451-6788

        The common shares of The First Australia Prime Income Fund, Inc. are traded on the American Stock Exchange and on the Pacific Stock
      Exchange under the symbol 'FAX'. Information about the Fund's net asset value and market price is published weekly in Barron's and in the Monday edition of The Wall Street Journal.

        For a weekly update of the Fund's net asset value and share price, or to receive more information on the Fund, call toll-free:
                                    1-800-323-9995

      318653102

